UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  March 19, 2015

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 19, 2015, GlaxoSmithKline plc. and Theravance, Inc. issued a press release regarding the outcome of a joint meeting of the Pulmonary-Allergy Drug Advisory Committee and Drug Safety and Risk Management Advisory Committee of the United States Food and Drug Administration (“FDA”) regarding the supplemental New Drug Application (“sNDA”) for BREO® ELLIPTA® (fluticasone furoate/vilanterol FF/VI) as a once-daily inhaled treatment for asthma in patients aged 12 years and older.

For more information about the Committee meeting and the vote, please see the press release attached as Exhibit 99.1 to this Current Report on Form 8-K which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated March 19, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: March 19, 2015	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
President and Chief Executive Officer

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